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                                                                    EXHIBIT 23.3

May 10, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Budget Group, Inc. of our reports dated March 5, 1998 relating to the financial statements and financial statement schedule of Ryder TRS, Inc., which appear in Ryder TRS, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                                  /s/ PricewaterhouseCoopers LLP